THE PROJECT:	The new construction of the Powel-Science and Leadership Academy Middle School will result in the expansion and relocation of a high performing and highly diverse elementary school while providing a permanent home to a new inquiry-based middle school. The 85,000 square foot facility is being built and sponsored by Drexel University. The new facility will allow both successful programs to expand their student enrollment which is currently at capacity. The new facility will hold up to 810 students from Kindergarten to 8th Grade.

Building America CDE Inc. (BACDE) is aiding Drexel University by providing New Markets Tax Credits for the construction of the school building. The school will be operated under a Memorandum of Understanding between Drexel and the School District of Philadelphia with the goal of increasing access to quality education with the involvement of community partners such as The Franklin Institute and the Academy of Natural Sciences.

FINANCING:	Financing for the $49.9 million Powel-Science and Leadership Academy project included $30 million in New Market Tax Credits. Building America contributed $9 million of these tax credits.

ECONOMIC IMPACT OF INVESTMENT*

BACDE Investment $9.0 Million	Total Development Cost $49.9 Million	New 90,000-square- foot Combined Community Space	340,530 Hours of Union Construction Work Generated	$12.0 Million Tax revenue generated	$78.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Powel-Science and Leadership Academy -Philadelphia, PA

“This 100% union-built school run by a 100% union workforce will broaden the availability of a quality 21st century education to some of Philadelphia’s most at-risk youth. This project represents the power of the Labor Movement’s resources and its commitment to our community.”

—	Patrick Eiding, President
Philadelphia Central Labor Council, AFL-CIO

COMMUNITY IMPACT:	The Powel-Science and Leadership. Academy will support families and expand educational opportunities for children.Located in the federally-designate West Philadelphia Promise Zone and a qualified Opportunity Zone, the school will focus on improving educational opportunities for children, 80% of whom are economically disadvantaged and 17% of whom currently live in homeless shelters. Programming will be developed in partnership with community partners including the Franklin Institute, Academy of Natural Sciences, Philadelphia Zoo and the University City Science Center.

The facility has also been designed for use during non-school hours in order to provide community programming including workshops and job training programs through the West Philadelphia Skills Initiative.

The center will be designed to LEED Gold standards and will be built with 100% union labor, generating 340,530 hours of union construction work.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $185 million of these tax credits since 2011.

11/2019